BALANCED FUND Ticker Symbol: MAPOX	April 30, 2026

SUMMARY PROSPECTUS
Before you invest, you may want to review the Mairs & Power Balanced Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.mairsandpower.com or call (855) 839-2800.

Investment Objective
The Fund’s fundamental objective is to provide capital growth, current income and preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.72%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$74	$230	$401	$894

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in U.S. common stock and other securities convertible into common stock as well as fixed income securities such as corporate bonds and U.S. Government securities. In selecting equity securities for the Fund, the Fund’s investment adviser, Mairs & Power, Inc. (the “Adviser”), uses a long-term, bottom-up investment approach focused on identifying companies with above-average growth potential, durable competitive advantages, and attractive returns on invested capital, purchased at valuations the Adviser believes are reasonable. In that pursuit, the Adviser does give some preference to companies in Minnesota and the Upper Midwest region of the U.S. (which the Adviser considers to be Illinois, Iowa, North Dakota, South Dakota and

Wisconsin). The Adviser gives preference to higher rated investment-grade fixed income securities (rated Baa or better by Moody’s Investors Service or rated BBB or better by Standard & Poor’s). Lower rated convertible and non-convertible debt securities may be purchased if, in the opinion of the Adviser, the potential rewards outweigh the incremental risks. Lower rated debt securities may include debt securities rated below investment-grade (also known as “high yield” or “junk bonds”). The Fund may also invest up to 25% of its total assets in securities of foreign issuers listed on a U.S. exchange or represented by American Depositary Receipts (“ADRs”).

The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity and fixed income securities.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund
All investments have risks. The Fund is designed for long-term investors. You should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Losing all or a portion of your investment is a risk of investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following additional risks could affect the value of your investment, and are ordered alphabetically rather than by importance. You should understand these risks before investing. The main risks of investing in the Fund are:

Common Stock Risk
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

Convertible Debt Securities Risk
Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the market risk of the underlying stock, interest rate risk and the credit risk of the issuer.

Debt Securities Rated Less than Investment-Grade Risk
These securities have a higher degree of credit risk than investment-grade securities. Companies that issue these lower rated securities (also known as “high yield” or “junk bonds”) are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Fixed Income Risk
Risks related to fixed income investments include credit risk, interest rate risk, prepayment risk, extension risk and call risk, among others. Credit risk is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. For example, the market price of a debt security with a duration of four years would be expected to fall approximately 4% if interest rates rose by one percentage point immediately. Prepayment risk is the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield. Extension risk is the risk that in times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities. Call risk is the risk that an issuer, especially during a period of falling interest rates, may call (redeem) a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Fund Management Risk
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Government Obligations Risk
No assurance can be given that the U.S. Government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie

Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. Government. While the U.S. Government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.

Large-Cap Risk
Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Minnesota/Upper Midwest Geographic Risk
The Fund has signigicant exposure to companies located in Minnesota and other states in the Upper Midwest region. As a result, the Fund is more susceptible to economic, political, regulatory, or other events affecting that region than a fund with more geographically diversified investments.

Recent Market Events Risk; General Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Securities of Foreign Issuers and ADRs Risk
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap and Mid-Cap Securities Risk
Small-cap and mid-cap companies may have a shorter history of operations and be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than large company stocks.

Performance

Risk/Return Bar Chart and Table
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. The Fund is the successor to the Mairs & Power Balanced Fund, a series of Mairs & Power Funds Trust (the Predecessor Balanced Fund). The returns presented reflect the historical performance of the Predecessor Balanced Fund for the periods prior to April 29, 2022. The Fund has adopted the performance of the Predecessor Balanced Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Predecessor Balanced Fund (the Reorganization) which occurred on April 29, 2022. Prior to the Reorganization, the Fund had not commenced operations. Visit the Fund’s website at www.mairsandpower.com, or call 800-304-7404 for current performance figures. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarter	2nd Quarter, 2020	11.99%
Lowest Quarter	1st Quarter, 2020	-15.13%

Average Annual Total Returns
The following table shows how the Fund’s (and the Predecessor Balanced Fund’s) average annual returns before and after taxes for one, five and ten years compare to those of the Mairs & Power Blended Index, the S&P 500® Total Return Index and the Bloomberg U.S. Government/Credit Bond Index. The Mairs & Power Blended Index reflects an unmanaged portfolio comprised of 60% of the S&P 500® Total Return Index and 40% of the Bloomberg U.S. Government/Credit Bond Index.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Average Annual Total Returns (For the periods ended December 31, 2025)
	1 year	5 years	10 years
Return Before Taxes	6.61%	5.93%	7.94%
Return After Taxes on Distributions	5.68%	4.71%	6.70%
Return After Taxes on Distributions and Sale of Fund Shares	4.23%	4.36%	6.09%
Mairs & Power Blended Index (reflects no deduction for fees, expenses or taxes)	13.52%	8.37%	9.85%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	6.88%	-0.59%	2.16%

Management
The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio. The Fund’s portfolio managers are as follows:

Name/Primary Title with Fund	Primary Title with the Adviser	Tenure with the Fund	Tenure with the Adviser*
Kevin V. Earley, Lead Portfolio Manager	Investment Manager	Lead Portfolio Manager of the Fund and the Predecessor Balanced Fund since April 1, 2018; Co-Manager from 2015 to April 1, 2018	Since 2013
Brent S. Miller, Co-Manager	Investment Manager	Co-Manager of the Fund since October 1, 2024	Since 2019
*Tenure with the Adviser is the year each individual started employment with the Adviser and may not align with their primary title with the Adviser..

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase, exchange or redeem Fund shares directly through the Fund’s transfer agent by writing or calling:
Mairs & Power Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219337
Kansas City, MO 64121-9337
Telephone: 800-304-7404

Qualifying shareholders may also purchase, exchange or redeem Fund shares online at www.mairsandpower.com.

Fund transactions may be made on any day the New York Stock Exchange is open for business. Investors who wish to purchase or redeem Fund shares through a bank, broker-dealer, financial adviser or recordkeeper (Financial Intermediary) should contact the Financial Intermediary directly for information relating to the purchase or sale of Fund shares.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.